Document and Entity Information	12 Months Ended
Dec. 31, 2011
Document Information [Line Items]
Document Type	20-F
Amendment Flag	false
Document Period End Date	Dec 31, 2011
Document Fiscal Year Focus	2011
Document Fiscal Period Focus	FY
Trading Symbol	ELT
Entity Registrant Name	ELSTER GROUP SE
Entity Central Index Key	0001492261
Current Fiscal Year End Date	--12-31
Entity Well-known Seasoned Issuer	No
Entity Current Reporting Status	Yes
Entity Filer Category	Accelerated Filer
Entity Common Stock, Shares Outstanding	28,220,041

Consolidated Statements of Operations (USD $) In Thousands, except Share data, unless otherwise specified	12 Months Ended
	Dec. 31, 2011	Dec. 31, 2010	Dec. 31, 2009
Revenues	$ 1,868,975	$ 1,759,339	$ 1,695,122
Cost of revenues	(1,262,957)	(1,208,555)	(1,191,297)
Gross profit	606,018	550,784	503,825
Operating expenses
Selling expenses	(180,366)	(165,544)	(159,419)
General and administrative expenses	(136,932)	(123,819)	(136,997)
Research and development expenses	(102,386)	(87,489)	(78,403)
Other operating income (expense), net	3,444	2,059	14,833
Operating income	189,778	175,991	143,839
Non-operating expense
Interest expense, net	(40,595)	(57,705)	(55,424)
Loss on extinguishment of debt	(13,438)	(2,378)	0
Other income	4,723	2,962	3,278
Total non-operating expenses	(49,310)	(57,121)	(52,146)
Income from continuing operations before income tax	140,468	118,870	91,693
Income tax expense	(33,493)	(29,402)	(39,349)
Net income from continuing operations	106,975	89,468	52,344
Net income (loss) from discontinued operations	(1,594)	2,570	0
Net income	105,381	92,038	52,344
Net income attributable to noncontrolling interests	4,502	4,779	3,456
Net income attributable to Elster Group SE	$ 100,879	$ 87,259	$ 48,888
Basic income per share
Income from continuing operations attributable to Elster Group SE	$ 3.63	$ 3.39	$ 1.42
Income (loss) from discontinued operations attributable to Elster Group SE	$ (0.06)	$ 0.13	$ 0
Net income per share attributable to Elster Group SE shareholders	$ 3.57	$ 3.53	$ 1.42
Diluted income per share
Income from continuing operations attributable to Elster Group SE	$ 3.63	$ 3.39	$ 1.42
Income (loss) from discontinued operations attributable to Elster Group SE	$ (0.06)	$ 0.13	$ 0
Net income per share attributable to Elster Group SE shareholders	$ 3.57	$ 3.53	$ 1.42
Weighted average shares outstanding
Basic	28,220,041	19,295,573	16,320,750
Diluted	28,220,041	19,299,777	16,320,750

Consolidated Balance Sheets (USD $) In Thousands, unless otherwise specified	Dec. 31, 2011	Dec. 31, 2010
Current assets
Cash and cash equivalents	$ 83,952	$ 216,294
Accounts receivable (net of allowance for doubtful accounts of $8,033 and $9,732, respectively)	284,130	278,217
Receivables from related parties	5,900	14,197
Inventories	163,101	154,549
Prepaid expenses	6,236	21,122
Other current assets	42,625	52,863
Income tax refunds	8,121	14,501
Deferred tax assets	19,192	16,022
Total current assets	613,257	767,765
Noncurrent assets
Property, plant and equipment, net	196,577	202,899
Other intangible assets, net	175,442	216,406
Goodwill	919,060	936,950
Other assets	52,953	31,496
Deferred tax assets	14,060	8,741
Total noncurrent assets	1,358,092	1,396,492
Total assets	1,971,349	2,164,257
Current liabilities
Pension and other long-term employee benefits, current portion	13,524	13,486
Payroll, bonuses and related accruals	55,087	57,808
Short-term debt and current portion of long-term debt	6,093	18,010
Accounts payable	203,115	204,343
Warranties, current portion	24,645	23,403
Other current liabilities	110,763	74,514
Deferred revenue	8,099	4,039
Income tax payable	25,177	17,863
Deferred tax liabilities	7,026	6,694
Total current liabilities	453,529	420,160
Noncurrent liabilities
Pension and other long-term employee benefits, less current portion	149,630	137,490
Payroll, bonuses and related accruals	1,390	1,326
Long-term debt, less current portion	573,633	822,447
Warranties, less current portion	5,097	8,161
Other non-current liabilities	1,911	40,505
Income taxes payable	16,870	17,271
Deferred tax liabilities	51,040	60,668
Total noncurrent liabilities	799,571	1,087,868
Total liabilities	1,253,100	1,508,028
Equity
Ordinary shares, €1 nominal value (47,220,041 shares authorized and 28,220,041 shares issued and outstanding as of December 31, 2011 and 2010)	36,528	36,528
Additional paid-in capital	651,453	651,038
Retained earnings (accumulated deficit)	32,021	(68,858)
Accumulated other comprehensive income (loss)	(13,966)	22,006
Total equity attributable to Elster Group SE	706,036	640,714
Noncontrolling interests	12,213	15,515
Total equity	718,249	656,229
Total liabilities and equity	$ 1,971,349	$ 2,164,257

Consolidated Balance Sheets (Parenthetical) In Thousands, except Share data, unless otherwise specified	Dec. 31, 2011 USD ($)	Dec. 31, 2011 EUR (€)	Dec. 31, 2010 USD ($)	Dec. 31, 2010 EUR (€)
Accounts receivable, allowance for doubtful accounts	$ 8,033		$ 9,732
Ordinary shares, nominal value		€ 1		€ 1
Ordinary shares, shares authorized	47,220,041	47,220,041	47,220,041	47,220,041
Ordinary shares, shares issued	28,220,041	28,220,041	28,220,041	28,220,041
Ordinary shares, shares outstanding	28,220,041	28,220,041	28,220,041	28,220,041

Consolidated Statements of Changes in Equity and Comprehensive Income (Loss) (USD $) In Thousands, except Share data, unless otherwise specified	Total	Preferred Shares	Ordinary Shares	Additional Paid-in Capital	Retained Earnings (Accumulated Deficit)	Accumulated Other Comprehensive Income (Loss), Pensions and Other Post-Retirement Plans	Accumulated Other Comprehensive Income (Loss), Currency Translation	Accumulated Other Comprehensive Income (Loss), Derivatives	Total Equity Attributable to Elster Group SE	Noncontrolling Interests
Beginning Balance at Jan. 01, 2009	$ 418,817	$ 410,825	$ 20,040	$ 103,382	$ (161,641)	$ 17,448	$ 22,120	$ 710	$ 412,884	$ 5,933
Beginning Balance (in shares) at Jan. 01, 2009		293,217,167	16,320,750
Share-based compensation arrangements	(33,250)	0	0	(33,250)	0	0	0	0	(33,250)	0
Accretion of preferred dividends (in shares)		15,714,753	0
Accretion of preferred dividends	0	25,640	0	0	(25,640)	0	0	0	0	0
Dividends paid	(3,048)	0	0	0	0	0	0	0	0	(3,048)
Comprehensive income
Changes in actuarial gains (losses) and past service costs, net of tax effect of $6,608 in 2011, $-246 in 2010 and $2,394 in 2009	(5,215)	0	0	0	0	(5,215)	0	0	(5,215)	0
Foreign currency translation adjustment, net of tax effect of $-1,695 in 2011, $0 in 2010 and $-6 in 2009	(6,234)	0	0	0	0	0	(6,046)	0	(6,046)	(188)
Change in fair value of cash flow hedges, net of tax effect of $-249 in 2011, $257 in 2010 and $269 in 2009	(710)	0	0	0	0	0	0	(710)	(710)	0
Net income	52,344	0	0	0	48,888	0	0	0	48,888	3,456
Total comprehensive income	40,185	0	0	0	48,888	(5,215)	(6,046)	(710)	36,917	3,268
Ending Balance at Dec. 31, 2009	422,704	436,465	20,040	70,132	(138,393)	12,233	16,074	0	416,551	6,153
Ending Balance (in shares) at Dec. 31, 2009		308,931,920	16,320,750
Share-based compensation arrangements	(13,214)	0	0	(13,214)	0	0	0	0	(13,214)	0
Accretion of preferred dividends	0	19,210	0	0	(19,210)	0	0	0	0	0
Dividends paid	(831)	0	0	0	0	0	0	0	0	(831)
Change of noncontrolling interests	2,034	0	0	(4,759)	0	0	1,631	0	(3,128)	5,162
Change in scope of consolidated companies	1,486	0	0	0	1,486	0	0	0	1,486	0
Replacement of preferred shares (in shares)		(308,931,920)	8,533,906
Replacement of preferred shares	0	(455,675)	11,903	443,772	0	0	0	0	0	0
Capital increase, net of related costs (in shares)		0	3,365,385
Capital increase, net of related costs	159,692	0	4,585	155,107	0	0	0	0	159,692	0
Comprehensive income
Changes in actuarial gains (losses) and past service costs, net of tax effect of $6,608 in 2011, $-246 in 2010 and $2,394 in 2009	(283)	0	0	0	0	(283)	0	0	(283)	0
Foreign currency translation adjustment, net of tax effect of $-1,695 in 2011, $0 in 2010 and $-6 in 2009	(6,812)	0	0	0	0	0	(7,064)	0	(7,064)	252
Change in fair value of cash flow hedges, net of tax effect of $-249 in 2011, $257 in 2010 and $269 in 2009	(585)	0	0	0	0	0	0	(585)	(585)	0
Net income	92,038	0	0	0	87,259	0	0	0	87,259	4,779
Total comprehensive income	84,358	0	0	0	87,259	(283)	(7,064)	(585)	79,327	5,031
Ending Balance at Dec. 31, 2010	656,229	0	36,528	651,038	(68,858)	11,950	10,641	(585)	640,714	15,515
Ending Balance (in shares) at Dec. 31, 2010		0	28,220,041
Share-based compensation arrangements	415	0	0	415	0	0	0	0	415	0
Dividends paid	(8,552)	0	0	0	0	0	0	0	0	(8,552)
Comprehensive income
Changes in actuarial gains (losses) and past service costs, net of tax effect of $6,608 in 2011, $-246 in 2010 and $2,394 in 2009	(13,226)	0	0	0	0	(13,226)	0	0	(13,226)	0
Foreign currency translation adjustment, net of tax effect of $-1,695 in 2011, $0 in 2010 and $-6 in 2009	(22,565)	0	0	0	0	0	(23,313)	0	(23,313)	748
Change in fair value of cash flow hedges, net of tax effect of $-249 in 2011, $257 in 2010 and $269 in 2009	567	0	0	0	0	0	0	567	567	0
Net income	105,381	0	0	0	100,879	0	0	0	100,879	4,502
Total comprehensive income	70,157	0	0	0	100,879	(13,226)	(23,313)	567	64,907	5,250
Ending Balance at Dec. 31, 2011	$ 718,249	$ 0	$ 36,528	$ 651,453	$ 32,021	$ (1,276)	$ (12,672)	$ (18)	$ 706,036	$ 12,213
Ending Balance (in shares) at Dec. 31, 2011		0	28,220,041

Consolidated Statements of Changes in Equity and Comprehensive Income (Loss) (Parenthetical) (USD $) In Thousands, unless otherwise specified	12 Months Ended
	Dec. 31, 2011	Dec. 31, 2010	Dec. 31, 2009
Changes in actuarial gains (losses) and past service costs, tax effect	$ 6,608	$ (246)	$ 2,394
Foreign currency translation adjustment, tax effect	(1,695)	0	(6)
Change in fair value of cash flow hedges, tax effect	$ (249)	$ 257	$ 269

Consolidated Statements of Cash Flows (USD $) In Thousands, unless otherwise specified	12 Months Ended
	Dec. 31, 2011	Dec. 31, 2010	Dec. 31, 2009
Cash flows from operating activities
Net income	$ 105,381	$ 92,038	$ 52,344
Adjustments to reconcile net income to cash from operating activities
Depreciation, amortization and impairment losses	83,793	87,861	88,618
Loss on extinguishment of debt	13,438	2,378	0
Share-based compensation expense (credit)	415	(13,214)	(33,250)
Loss (gain) on sale of other long-lived assets, net	165	1,050	(2,506)
Dividends from equity method investments	3,952	2,329	2,176
Changes in operating assets and liabilities
Change in accounts receivable	(13,479)	(19,595)	32,419
Change in accounts payable	4,957	12,216	(14,161)
Change in inventories	(13,824)	(10,361)	53,180
Change in other assets and liabilities	6,939	(13,379)	(59,199)
Cash flows from operating activities	191,737	141,323	119,621
Cash flows from investing activities
Purchases of property, plant and equipment and intangible assets	(48,327)	(42,391)	(30,492)
Proceeds from disposals of property, plant and equipment and intangible assets	4,218	11,938	14,838
Proceeds from shareholder loan payments	0	2,485	0
Business combinations, net of cash acquired	0	0	(27,389)
Net cash flow used in investing activities	(44,109)	(27,968)	(43,043)
Cash flows from financing activities
Proceeds from issuance of Senior Notes	364,600	0	0
Proceeds from other bank borrowings	509,484	63,560	84,555
Payment of deferred financing cost	(20,577)	0	0
Repayment of bank borrowings	(1,126,632)	(184,771)	(157,835)
Capital increase, net of IPO costs	0	153,254	0
Repayment of capital lease obligations	(274)	(1,084)	(1,103)
Repayment of shareholder loan	0	(6,752)	0
Dividends to noncontrolling interests	(8,552)	(831)	(3,048)
Sale of noncontrolling interest in subsidiary	0	2,034	0
Net cash flow from (used in) financing activities	(281,951)	25,410	(77,431)
Net increase (decrease) in cash and cash equivalents	(134,323)	138,765	(853)
Effect of exchange rate fluctuations on cash held	1,981	2,137	1,972
Cash and cash equivalents at January 1	216,294	75,392	74,273
Cash and cash equivalents at December 31	83,952	216,294	75,392
Income taxes paid	31,555	28,667	42,657
Interest paid	$ 40,674	$ 50,052	$ 45,372

Corporate information	12 Months Ended
Dec. 31, 2011
Corporate information
1.	Corporate information

Elster Group SE, Essen, Germany, was originally incorporated as Gold Silver S.à r.l. on October 4, 2004 as a Luxembourg corporation to serve as a vehicle for private equity funds managed by CVC Capital Partners; it acquired the Ruhrgas Industries Group from E.ON Ruhrgas AG on September 12, 2005. After being renamed Nightwatch Investments S.à r.l. and further renamed Elster Group S.à r.l. on March 15, 2006, it was legally reorganized and became Elster Group SE, Luxembourg. Elster Group SE transferred its jurisdiction of incorporation from Luxembourg to Essen, Germany, on February 23, 2010 and is now a German corporation. The name changes and legal reorganizations were transactions under common control of the owners.

On October 5, 2010 Elster Group SE completed an initial public offering of 18,630,000 American Depository Shares, each American Depository Share representing one-fourth of an ordinary share. See Note 15- Equity and shareholder loan for further information regarding the initial public offering and the impact on the consolidated financial statements.

The business of Elster Group SE and its subsidiaries (hereinafter referred as the “Company” or “Elster Group”) is the development, manufacturing and distribution of metering solutions for water, gas and electricity, as well as gas utilization and distribution products. The products and services are offered in more than 130 countries for both residential and commercial and industrial customers.

Significant accounting policies	12 Months Ended
Dec. 31, 2011
Significant accounting policies
2.	Significant accounting policies

Basis of preparation

These consolidated financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America (US GAAP). The accounting policies set out below have been consistently applied to all periods presented in these consolidated financial statements.

Basis of consolidation

The accompanying consolidated financial statements include the accounts of Elster Group and its subsidiaries after elimination of intercompany accounts and transactions.

The equity method of accounting is used for investments in which Elster Group can exercise significant influence over the operating and financial policies of an investment but does not have control.

Use of estimates and judgments

The preparation of consolidated financial statements in conformity with US GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities as well as disclosure of contingent assets and liabilities at the date of the consolidated financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. Significant items subject to such estimates and assumptions include the allowances for doubtful accounts and sales returns; reserves for obsolete inventory; useful lives of fixed assets and intangible assets; impairments of goodwill and long lived assets; the valuation and recognition of derivatives, deferred tax assets, and share-based compensation; and provisions for employee benefit obligations, warranties, environmental liabilities, income tax uncertainties and other contingencies.

Estimates and underlying assumptions are reviewed on an ongoing basis.

Foreign currency translation

The consolidated financial statements are presented in thousands of US Dollars (“USD” or “$”) which is the reporting currency of Elster Group, except for share information and per share amounts.

The assets and liabilities of Elster Group and its subsidiaries for which the functional currency is not the USD, are translated using period-end spot rates, whereas items of income and expense are translated using average exchange rates during the respective periods. Differences arising from such translation are included in accumulated other comprehensive income (loss) in shareholders’ equity. Currency effects from long-term investments in foreign subsidiaries are also included in accumulated other comprehensive income (loss).

Gains and losses from foreign currency transactions are included in other operating income (expense). The net foreign exchange gain in 2011, 2010 and 2009 was $127, $2,933 and $14,412, respectively.

Revenue recognition

Revenues result primarily from sales of Elster Group’s products, the most significant of which are meters for electricity, gas or water. Revenues on product sales are recognized when

•	persuasive evidence of an arrangement exists;

•	delivery has occurred;

•	the sales price is fixed or determinable; and

•	collectability is reasonably assured.

Elster Group offers integrated solutions to customers, mainly utilities, by bundling certain products with services. In certain transactions, the company bundles some products, known as “smart” meters and meter reading equipment, with software and services such as software implementation, project management, consulting or maintenance support.

In September 2009, the FASB issued Accounting Standards Update (ASU) No. 2009-13 “Multiple-Deliverable Revenue Arrangements ” (ASU 2009-13) which sets forth requirements that must be met for an entity to recognize revenue from the sale of a delivered item that is part of a multiple-element arrangement when other items have not yet been delivered, and ASU 2009-14, “Certain Revenue Arrangements that Include Software Elements” which addresses the accounting for revenue arrangements that contain both hardware and software elements. These ASUs which expand the scope and supersede certain guidance in ASC 605-25, “Revenue Recognition – Multiple-Element Arrangements” may be applied on a prospective basis for revenue arrangements entered into or materially modified in fiscal years beginning on or after June 15, 2010, with earlier application permitted, or they may be applied retrospectively to all comparable periods presented. These amendments eliminate the requirement that vendor specific objective evidence (VSOE) be available for all undelivered elements when software is involved or that VSOE or third-party evidence be available in multiple-element transactions not involving software. Elster Group early adopted these accounting standards for the December 31, 2010 consolidated financial statements filed on Form 20-F with the Securities and Exchange Commission on March 10, 2011. These standards were applied prospectively as of January 1, 2010 for all new and materially modified contracts with customers that combined multiple deliverables, such as products to be delivered and services to be rendered. Under the new accounting standards for revenue recognition, the Company allocates the total consideration for all elements to each separable element based upon the estimated relative selling price of each element. The selling price for a deliverable is based on its VSOE, if available, third party evidence if VSOE is not available, or estimated selling price if neither VSOE nor third party evidence are available.

Elster Group recognizes revenue for delivered elements that have stand-alone value to the customer in accordance with its revenue recognition policies for such products or services and defers revenue for undelivered elements until delivery of an element. The amount of revenue recognized is limited to the amount that is not contingent upon future shipments of products or rendering of services or performance obligations.

Deferred revenues are reported within liabilities and recognized as revenue in the subsequent period when the applicable revenue recognition criteria are met.

As a result of this change in accounting policies for revenue recognition in 2010, revenues for the twelve months ended December 31, 2010 were approximately $17,095 higher than revenues would have been using the previous accounting policies for revenue recognition. The increase in revenue results from shipments of products, mainly electricity meters, for contracts entered into on or after January 1, 2010 that relate to contracts with customers containing undelivered elements for which Elster Group was unable to establish VSOE under the previous standards.

Elster Group also generates revenue from projects in which the company engineers and manufactures gas utilization or metering products according to customer specifications that are accounted for by the percentage of completion method for revenue recognition. These projects are performed under customer project contracts and are referred to as customer contracts. As soon as the outcome of customer project contracts can be estimated reliably, contract revenue and expenses are recognized in profit or loss in proportion to the stage of completion of the contract. Contract revenues include the initial amount agreed in the contract (adjusted to reflect any change orders). The stage of completion is assessed by applying the percentage of contract cost incurred in relation to total estimated contract cost. When the outcome of a customer contract cannot be estimated reliably, contract revenue is recognized only to the extent of contract costs incurred that are likely to be receivable. An expected loss on a contract is recognized immediately.

All revenue is recognized net of applicable taxes such as sales tax or value-added tax.

Shipping and handling fees

Shipping and handling fees that are collected from the customers in connection with Elster Group’s sales are recorded as revenue in the consolidated statement of operations. The costs incurred with respect to shipping and handling are recorded as selling expenses and were $28,379, $27,038 and $24,525 in 2011, 2010 and 2009, respectively.

Advertising

Advertising costs are recorded in selling expense and are expensed as incurred. Advertising expenses were $7,095, $5,998 and $5,550 in 2011, 2010 and 2009, respectively.

Income taxes

Deferred taxes are accounted for under the asset and liability method. Deferred tax assets and liabilities are recognized for future tax consequences attributable to differences between the financial statement carrying amounts of existing assets and liabilities and their respective tax bases and on tax loss and tax credit carryforwards. Deferred income tax assets and liabilities are measured using enacted tax rates expected to apply to taxable income in the years in which those temporary differences are expected to be recovered or settled. The effect on deferred tax assets and liabilities of a change in tax rates is recognized in income tax expense in the period in which the change is enacted. Deferred income tax assets are reduced by a valuation allowance to the extent that it is more likely than not that some portion or all of the deferred tax assets will not be realized. Interest and penalties on income taxes are classified as income tax expense.

The Group recognizes a tax benefit from an uncertain tax position only if it is more likely than not that the tax position will be sustained upon examination by the taxing authorities based solely on the technical merits of the position. The tax benefits recognized in the financial statements from such a position are measured based on the largest benefit that has a greater than 50% likelihood of being realized upon settlement.

Research and development costs

Research and development costs primarily include employee compensation and third party contracting fees and are expensed as incurred. Software developed by Elster to be marketed or sold is generally not capitalized due to the relatively short period of time between technological feasibility and the completion of product and software development, and the immaterial nature of these costs.

Cash and cash equivalents

Cash and cash equivalents are comprised of cash on hand, current balances on bank accounts and highly liquid, short-term deposits with an original maturity of three months or less.

Restricted cash balances pledged as collateral to financial institutions in connection with customer performance bid guarantees and other sureties were $1,462 and $287 as of December 31, 2011 and 2010, respectively. These balances are included in other current assets in the consolidated balance sheets.

Accounts receivable

Elster Group’s accounts receivable are generally unsecured and the Company is at risk to the extent such amounts become uncollectible. Elster Group continually monitors accounts receivable balances and records an allowance for doubtful accounts at the time collection becomes questionable based on payment history or the age of the receivable. The allowance for doubtful accounts is based on the Company’s specific review of outstanding receivables at period end considering Elster Group’s experience. Accounts receivable are written-off against the allowance when Elster Group determines that an account or a portion thereof will not be collected.

Inventories

Inventories are valued at the lower of cost or market using the first-in, first-out method. The cost of inventories includes material, capitalized labor and overhead costs.

Property, plant and equipment

Property, plant and equipment are stated at cost, less accumulated depreciation and accumulated impairment losses. Equipment accounted for as capital leases are stated at the lessor of the original present value of minimum lease payments or the original fair value of the leased asset, less accumulated depreciation.

Depreciation is computed using the straight-line method over the estimated useful lives of the assets. The useful lives are generally as follows:

Buildings	10 to 50 years
Plant and machinery	5 to 15 years
Other equipment	3 to 12 years

Leasehold improvements are capitalized and amortized over the term of the applicable lease, including renewal periods if reasonably assured, or over the useful lives, whichever is shorter.

Cost includes expenditures that are directly attributable to the acquisition of the asset. The cost of self-constructed assets includes the cost of materials and direct labor, any other costs directly attributable to bringing the asset to a working condition for its intended use. This also includes costs of dismantling, removing the items and restoring the site on which they are located, if required.

Improvements and replacements are capitalized to the extent that they increase the useful economic life or increase the expected economic benefit of the underlying asset. Repair and maintenance costs are expensed as incurred.

Interest cost incurred on borrowings related to construction of major projects that exceed a period of three months of construction is capitalized. Capitalized interest is added to the cost of qualified assets and amortized over the estimated useful lives of the related assets.

Long-lived assets are reviewed for impairment whenever events or circumstances indicate the carrying amount of an asset or asset group may not be recoverable. Assets are grouped and evaluated for impairment at the lowest level for which there are identified cash flows that are largely independent of the cash flows of other groups of assets. The carrying value of a long-lived asset is considered impaired when the estimated undiscounted future cash flow to result from the use of the asset and its eventual disposition is less than its carrying value. The amount of the impairment loss is recognized based on the amount by which the carrying value exceeds the fair value of the long-lived asset. Fair value is generally determined using a discounted cash flow analysis.

Business combinations

Business combinations are accounted for using the purchase method of accounting and the consolidated financial statements of Elster Group include the operations of an acquired business from the date of acquisition. Net assets of the acquired company and intangible assets that arise from contractual or legal rights, or are capable of being separated, are recorded at their fair value as of the date of acquisition.

Goodwill

Goodwill represents the excess of the aggregate purchase price over the fair value of the net assets acquired in a business combination. Elster Group performs its annual impairment test of goodwill each December 31 or more frequently whenever a triggering event occurs between the annual impairment test.

In September 2011, the FASB issued ASU 2011-08, “Testing Goodwill for Impairment” (“ASU 2011-08”), which amends the guidance in ASC 350-20, “Intangibles — Goodwill and Other – Goodwill”. Under ASU 2011-08, entities have the option of performing a qualitative assessment before calculating the fair value of the reporting unit when testing goodwill for impairment. If the fair value of the reporting unit is determined, based on qualitative factors, to be more likely than not less than the carrying amount of the reporting unit, then entities are required to perform the two-step goodwill impairment test. ASU 2011-08 is effective for fiscal years beginning after December 15, 2011, with early adoption permitted. Elster Group elected to early adopt this guidance for the 2011 goodwill impairment test performed in the fourth quarter. The adoption of this guidance did not affect our consolidated financial statements.

 The goodwill impairment test begins with a qualitative assessment to determine if a reporting unit’s fair value is more likely than not less than the carrying amount. If the Company determines that the fair value is more likely than not less than the carrying amount, or the Company decides to bypass the qualitative assessment for a reporting unit, the goodwill is tested for impairment under the two-step valuation test. The first step of the valuation test is to estimate the fair value of the reporting unit and compare the estimated fair value to the reporting unit’s carrying value. If the fair value is less than the carrying value, a second step is performed to determine the implied goodwill value by deducting the fair value of all tangible and intangible net assets of the reporting unit from the fair value of the reporting unit. If the implied fair value of the goodwill, as calculated, is less than the carrying amount of the goodwill, an impairment charge is recorded for the difference.

Other intangible assets

Separately acquired intangible assets are measured at cost. The cost of intangible assets acquired in a business combination is their estimated fair value on the date of the acquisition. Following initial recognition, intangible assets are carried at cost less accumulated amortization.

Intangible assets with indefinite useful lives are tested for impairment at least annually each December 31 and a review is performed to determine whether the indefinite life assumption continues to be appropriate. Any changes to the indefinite useful life assumption are recognized prospectively by amortizing the asset over its estimated remaining useful life. Certain trade names acquired in business combinations have been established many years ago, are being used by the Company and are expected to provide an economic benefit in the form of a competitive advantage for an indefinite period of time.

Intangible assets with finite lives are amortized over the estimated economic life using the method that best approximates their benefits (generally the straight-line-method) and are assessed for impairment whenever there is an indication that the intangible asset may be impaired. Subsequent expenditures are only capitalized when they increase the future economic benefit embodied in the specific asset to which they relate. All other expenditures, including expenditures on internally generated goodwill and trade names, are expensed as incurred.

 The estimated useful lives for finite-lived intangible assets are as follows:

Customer-related intangible assets	6 to 18 years
Contract-based intangible assets and software	3 to 5 years
Technology-related intangible assets	8 to 15 years

If the estimated useful life changes the carrying value is amortized prospectively over the revised useful life.

Derivative financial instruments

Elster Group enters into foreign currency forward contracts in order to manage currency risks arising from its forecasted and firmly committed foreign currency denominated cash flows. Elster Group enters into these contracts in order to limit future foreign exchange rate risk. Elster Group also enters into interest rate swaps to limit interest rate risk on its long-term debt.

Elster Group does not enter into derivative instruments for speculative purposes.

All derivatives are measured at fair value and reported either as current assets, if the fair value is positive, or as current liabilities, if the fair value is negative, on the consolidated balance sheet. All changes in fair value of derivatives are recorded in income unless a derivative is designated as hedging instrument.

Elster Group designates certain foreign currency forward contracts as a hedge of foreign currency denominated cash flows. The effective portion of the change in fair value of those foreign currency derivatives designated in a cash flow hedge is initially recognized in other accumulated comprehensive income (loss) and the ineffective portion, if any, is recognized in operating income; the balance recorded in other accumulated comprehensive income (loss) is subsequently recognized in income in the same period as the hedged item affects income.

Leases

Lease agreements are classified as either capital or operating leases.

When substantially all of the risks and benefits of ownership have been transferred to the Company, the lease is classified as a capital lease. Assets leased under the terms of a capital lease are capitalized at the lower of the fair value of the leased asset or the present value of the minimum lease payments. Capitalized leased assets are depreciated over the shorter of the estimated useful life of the asset or the lease term, unless there is reasonable certainty that the Group will obtain ownership by the end of the lease term in which case the period of expected use is the useful life of the asset.

Rent expense on operating leases is recognized on a straight-line basis over the term of the lease including renewal terms if, at inception of the lease, renewal is reasonably assured.

Employee benefits

Defined benefit plans

Certain of Elster Group’s subsidiaries sponsor defined benefit pension plans. In addition, the Group’s subsidiaries in the U.S. and Canada provide other postretirement benefits consisting of healthcare and life insurance benefits. The cost of providing these benefits is determined for each plan using the projected unit credit actuarial valuation method.

The Company recognizes the funded status of its defined benefit pension and other postretirement benefit plans on its consolidated balance sheet and all actuarial gains and losses and unrecognized past service costs and credits are reflected in other comprehensive income (loss) and amortized to net periodic cost over the future periods using the corridor method.

Also, certain subsidiaries provide termination benefits under terms of applicable laws or collective bargaining agreements or they pay long term service awards to their employees which are recognized when probable and reasonably estimable.

Share-based compensation

Elster Group has a Long-Term Incentive Plan (“LTIP”) that provides for the award of unvested American Depository Shares, each of which represent one-fourth of an ordinary share, to key employees and non-employee directors. Compensation cost is based on the grant-date fair value of the awards and is recognized, net of estimated forfeitures due to termination of employment, on a straight-line basis over the requisite service period of the award and depending on the evaluation of certain performance conditions. The requisite service period is generally the vesting period stated in the award.

Rembrandt Holdings SA, Luxembourg, the immediate parent and controlling shareholder (“Rembrandt”), sponsored a Management Equity Program (“MEP”) through Nachtwache Metering Management Vermögensverwaltungs GmbH&Co. KG (“Management KG”), an entity which was controlled by Rembrandt. The MEP granted certain members of senior management of Elster Group share-based payments. The obligation of the parent related to the MEP arrangement was accounted for as a cash-settled plan and remeasured through September 30, 2010, the date of listing in connection with the initial public offering. In connection with the initial public offering, previously unvested awards under the MEP became vested and all grantees were entitled to benefits from the sale of Elster shares rather than a formula value. Accordingly, the date of the offering was the final measurement date for the MEP, aggregate compensation expense was determined based on the fair value of $52 per ordinary share which was derived from the offering price of four American depositary shares representing one ordinary share. Elster Group recognized compensation expenses for the MEP and a corresponding contribution by the parent in additional paid-in capital within equity because Elster Group did not make or fund any payments under the MEP. Neither Elster Group nor Rembrandt obtained a tax benefit from payments made to Elster Group’s executives under the terms of the MEP.

Warranty provisions

Elster Group offers warranties on its products. The estimated cost of warranty claims is accrued based on historical and projected product performance trends and costs. Warranty claims are reviewed in order to identify potential warranty trends. If an unusual trend is noted, an additional warranty accrual may be recorded when a failure event is probable and the cost can be reasonably estimated. Management continually evaluates the sufficiency of the warranty provisions and makes adjustments when necessary. The changes in the carrying amount of the warranty provision are as follows:

	2011	2010
January 1	$31,564	$34,762
Warranty issued	14,531	13,837
Utilizations	-10,767	-13,978
Change in estimates	-4,893	-1,826
Foreign exchange fluctuation	-693	-1,231
December 31	$29,742	$31,564
Thereof:
Current	24,645	23,403
Noncurrent	5,097	8,161

The increase for change in estimates in 2011 includes a reduction in the warranty provision, due to a trend of lower claims, for a specific product in our gas segment that is no longer produced.

As of December 31, 2011, the noncurrent portion of the warranty obligations is presented as a separate line item on the balance sheet; the comparative amount was reclassified accordingly.

Earnings per share

Earnings per share is computed by dividing the net income attributable to ordinary shares by the weighted average number of ordinary shares outstanding for the period. The calculation of diluted earnings per share reflects the effect of all potentially unvested dilutive shares issued under the LTIP. None of the unvested shares were outstanding during the periods but diluted EPS is computed on a pro forma basis. For periods prior to our initial public offering there were no potentially dilutive instruments outstanding.

All stock splits have been recognized retrospectively. The cumulative dividends on preferred shares are excluded from net income attributable to ordinary shares for periods prior to our initial public offering when preferred shares were outstanding.

Recent accounting pronouncements not yet adopted

In June 2011 the FASB issued ASU 2011-05, “Comprehensive Income” (“ASU 2011-05”), which amends the disclosure requirements for the presentation of comprehensive income in ASC 220, “Comprehensive Income”. ASU 2011-05 eliminates the option to present components of other comprehensive income (OCI) as part of the statement of changes in equity. Under the amended guidance, all changes in OCI are to be presented either in a single continuous statement of comprehensive income, or in two separate but consecutive financial statements. The changes will be effective January 1, 2012 for Elster Group. There will be no impact to the consolidated financial results as the amendments relate only to changes in financial statement presentation.

Discontinued operations	12 Months Ended
Dec. 31, 2011
Discontinued operations
3.	Discontinued operations

In 2006, Elster Group sold its heat treatment business in accordance with the decision of Elster Group’s management to focus on the Group’s key competence as a metering solutions provider. Elster Group agreed to indemnify the buyer for certain contingent losses that originated prior to the sale of the business and recorded a liability for an expected purchase price adjustment resulting from such indemnification. In the fiscal year 2010, Elster Group obtained evidence that the issue underlying the indemnification had been resolved and released the accrued liability. The gain arising from this release of a liability for expected purchase price adjustment was recorded as income from discontinued operations in 2010.

In 2007 Elster Group also sold its furnace business and agreed to indemnify the buyer for certain contingent losses that originated prior to the sale of the business.  Elster Group was notified by the buyer in the third quarter of 2011 about a contingent loss that originated prior to the sale of the business. Elster group has settled this indemnification with the buyer and recorded a liability of $1,594. This is presented as loss from discontinued operations in 2011.

Business combinations	12 Months Ended
Dec. 31, 2011
Business combinations
4.	Business combinations

EnergyICT N.V., Kortrijk, Belgium (2009)

On October 5, 2009, Elster Group acquired a 100% interest in EnergyICT N.V., Kortrijk, Belgium (“EICT”) for a total consideration of $67,893. Cash of $24,091 was paid upon closing and cash of $43,802 will be paid approximately three years from the closing date. The fair value of the consideration after giving effect to discounting was $63,603. The fair value of the consideration outstanding as of December 31, 2011 is $37,705 and is included in other current liabilities compared to fair value outstanding of $37,602 as of December 31, 2010 that was included in other non-current liabilities. The increase in fair value is driven by the accretion of interest which is partially offset by the change in the exchange rate between $ and EUR. Transaction costs of $1,733 were expensed in 2009.

EICT develops and provides advanced energy information and communications technology and smart grid solutions and services to utilities, energy distributors and businesses. EICT has sales offices in the United States, the United Kingdom, Germany, France, Australia and the Netherlands.

The cost of the acquisition was allocated based on estimates of fair value of the assets and liabilities acquired, and the remaining amount was assigned to goodwill, as presented in the following table:

	Fair Values	Useful Life (Years)
Current assets, including cash and cash equivalents of $2,633	$8,569
Property, plant and equipment	486	various
Other intangible assets
Tradenames	2,482	indefinite
Customer relationship	8,468	6
Technology-based intangible assets	5,195	6
Other noncurrent assets	145
Deferred tax assets	1,104
Trade payables	-937
Other current liabilities	-4,684
Deferred tax liabilities	-5,556
Total fair value of net assets acquired	15,272
Total purchase price	$63,603
Goodwill	$48,331

The goodwill arising from the purchase price allocation primarily derives from the high growth rates that are expected from EICT in the future and the expectations of future growth with new customers and new technological developments. These expectations are not reflected in the value of any acquired intangible asset and therefore form part of goodwill. EICT has skilled and high qualified employees that are a key success factor in meeting the expectations; the value of the workforce is part of the goodwill. In addition, the expected synergies from combining EICT’s existing business with Elster Group do not represent separate identified assets of EICT, but are part of the goodwill. Management has allocated the goodwill to the Electricity segment. Such goodwill is not deductible for tax purposes.

Employee termination and exit costs	12 Months Ended
Dec. 31, 2011
Employee termination and exit costs
5.	Employee termination and exit costs

Elster has restructured some of its operations, in particular the manufacturing processes of certain products. Associated with these restructuring programs were the termination of manufacturing activities and the transfer to other Elster sites or to outside manufacturing service providers. In certain cases this caused the closure of an entire Elster site. In addition, the restructuring measures included the reduction of headcount and resulted in employee termination benefit costs.

In 2011 the Water segment initiated and completed restructuring plans in Columbia to close the manufacturing site and relocate the manufacturing of water meters from Hungary to the existing site in Slovakia. The amount recognized for these restructuring plans in 2011 was $504 and the majority of the costs were related to involuntary terminations.

The Spanish operation in the Water segment had a number of restructuring programs relating to outsourcing projects and production relocations resulting in involuntary termination benefits recognized of $3,015 in 2010 and $2,438 in 2009.

In 2009 the Water segment had several restructuring plans for its operations in the United Kingdom, including workforce reduction in Luton, the closure of a site in Chesterfield and outsourcing of manufacturing to Malaysia. The total amount recognized was $511 in 2010 and $1,516 in 2009. Additionally, the manufacturing of water meters was relocated from Russia and Poland to Slovakia in 2009 resulting in restructuring expenses of $1,526 in 2009 primarily for inventory write downs and penalties paid to suppliers.

In 2009 the Gas segment had a restructuring plan to reduce the headcount at its Osnabrueck, Germany site. The amount recognized for involuntary termination benefits under the terms of a collective bargaining agreement were a credit of $704 in 2010 and an expense of $11,077 in 2009. The credit in 2010 is related to the release of a previously established reserve. The manufacturing site in Mainz, Germany was subject to a separate restructuring plan with related expenses for involuntary termination of $377 in 2010 and $2,251 in 2009.

A manufacturing site of Elster’s Gas segment in the United Kingdom was subject to a restructuring plan that included relocation of manufacturing operations to other Elster sites in Slovakia and Germany as well as to external contractors and the closure of that site in the United Kingdom. These restructuring measures led to involuntary termination benefits and related costs of $448 in 2010 and $625 in 2009.

Several other Elster subsidiaries in Italy, France, Belgium, the Netherlands, Luxembourg, Hungary, Brazil and the United States implemented restructuring measures aimed to improve operational efficiency and recorded charges of $2,182 in 2010 and $2,762 in 2009 for outsourcing and relocation projects.

In addition to the restructuring measures, Elster subsidiaries in Italy, Germany, France, the United Kingdom, Slovakia, Australia, South Africa, Colombia, Argentina, Brazil and the United States recognized expenses for involuntary termination benefits as a consequence of restructuring measures and capacity adjustments amounting to $431 in 2011, $388 in 2010 and $3,052 in 2009.

The following summary presents employee termination and exit costs by segment:

	Gas			Electricity			Water
	2011	2010	2009	2011	2010	2009	2011	2010	2009
Employee termination and exit costs	$379	$332	$16,880	$52	$2,170	$842	$504	$3,715	$7,310

	Total segments			Corporate			Total
	2011	2010	2009	2011	2010	2009	2011	2010	2009
Employee termination and exit costs	$935	$6,217	$25,032	$0	$0	$331	$935	$6,217	$25,363

The charges for employee termination and exit activities were recognized in the following captions of the statement of operations:

	2011	2010	2009
Cost of revenues	$617	$3,492	$18,847
Selling expenses	0	861	2,912
General and administrative expenses	303	1,864	2,440
Research and development expenses	15	0	1,164
Total	$935	$6,217	$25,363

The following table reflects the change in the restructuring liability in 2011 and 2010:

	2011	2010
Liability at January 1,	$2,223	$10,768
Accrued	91	2,131
Payments made	-2,019	-8,905
Releases	0	-1,161
Foreign exchange rate change	47	-610
Liability at December 31,	$342	$2,223
Thereof:
Current	342	2,223
Noncurrent	0	0

In the first quarter of 2012 Elster’s Administrative Board authorized a reinvestment program with planned actions that include consolidating operations and sites mainly in North America and in Europe, relocating certain product-lines to other existing Elster businesses and increasing our mix of production in low-cost countries. The planned consolidation of operations includes the closure of four major facilities and the reduction in the number of our small and mid-sized facilities. In addition, the program includes the consolidation of administration structures in particular across our finance, procurement and human resources functions. The program is planned to begin in the first quarter of 2012 and be completed by 2014. Elster estimates future cost for the program in the range of $40,000 to $60,000. The majority of the estimated cost is for involuntary employee terminations in the Water and Gas segments. In addition, the program is expected to involve accelerated depreciation and amortization of property, plant and equipment that will not be relocated to a different site and estimated capital expenditures of $35,000 through the end of 2014.

Interest expense, net	12 Months Ended
Dec. 31, 2011
Interest expense, net
6.	Interest expense, net

Interest expense, net consists of the following:

	2011	2010	2009
Interest income
Interest income on bank deposits	$3,058	$1,741	$2,467
Other	43	165	102
	3,101	1,906	2,569
Interest expense
Interest on Senior Notes	15,138	0	0
Interest on all other debt	22,517	35,290	38,158
Payments (receipts) from interest rate swaps	9,107	13,189	8,713
Change in fair value of interest rate swaps	-10,070	5,016	3,824
Interest on preferred equity certificates and shareholder loan	0	280	369
Other	7,004	5,836	6,929
	43,696	59,611	57,993

Interest expense, net	$40,595	$57,705	$55,424

Other interest expense is primarily amortization of deferred financing fees related to the issuances of debt. See note 14- Debt for further information regarding deferred financing fees from the refinancing in the second quarter of 2011 that resulted in the issuance of senior notes, a new revolving credit facility, and the termination of the old senior facilities agreement.

Income taxes	12 Months Ended
Dec. 31, 2011
Income taxes
7.	Income taxes

The components of income tax expense from continuing operations are as follows:

	2011	2010	2009
Current income tax
Germany	$16,348	$12,543	$10,339
Foreign	29,649	38,136	31,543
	$45,997	$50,679	$41,882
Deferred income tax
Germany	$-3,869	$-9,963	$-158
Foreign	-8,635	-11,314	-2,375
	$-12,504	$-21,277	$-2,533

Income tax expense from continuing operations	$33,493	$29,402	$39,349

Income (loss) from continuing operations before income taxes originated in the following jurisdictions:

	2011	2010	2009
Germany	$37,671	$-6,666	$-28,809
Foreign	102,797	125,536	120,502
	$140,468	$118,870	$91,693

Total income tax expense (benefit), including the items directly recorded in equity consist of the following:

	2011	2010	2009
Income tax from continuing operations	$33,493	$29,402	$39,349
Income tax credit recognized in other comprehensive income (loss)	-4,664	-11	-2,657
Income tax recognized in additional paid-in capital	0	-6,438	0
	$28,829	$22,953	$36,692

 The income tax benefit recognized in additional paid-in capital relates to costs arising from the initial public offering since the majority of these costs are deductible under the German tax law.

Reconciliation between the expected income tax expense based on German corporate income tax rate of 15.83% to income tax expense from continuing operations reported in the consolidated statements of operations is provided in the following table:

	2011	2010	2009
Income from continuing operations before taxes	$140,468	$118,870	$91,693

"Expected" income tax expense	22,236	18,817	14,515

Foreign tax rate differentials	8,733	5,614	2,995
German municipal trade tax	8,868	7,327	6,431
Tax exempt income	-2,122	-1,011	-2,636
Non deductible expenses	2,078	3,355	4,354
Tax effects arising from management equity program	0	-2,155	-5,263
Uncertain tax positions	-205	1,101	8,175
Prior year tax adjustments	-4,184	-2,735	-71
Changes in tax rate and tax law	504	-1,104	308
Changes in valuation allowances	-3,042	2,674	12,560
Tax effects from basis differences in investments in subsidiaries	905	-668	366
Tax credits	-1,889	-1,670	-3,224
Withholding tax effects	2,109	930	1,576
Others	-498	-1,073	-737
Actual income tax expense	$33,493	$29,402	$39,349

Effective income tax rate	23.8%	24.7%	42.9%

In 2011 changes in the Company’s assessment of the recoverability of deferred tax assets attributable to tax loss carryforwards of the Spanish and Argentinean subsidiaries resulted in a reversal of valuation allowances and had a positive impact on the effective income tax rate. A significant driver of the Company’s effective income tax rate in 2010 and 2009 is attributable to the tax effects arising from share-based compensation programs, primarily the management equity program (MEP) which was sponsored by the parent (see note 16- share-based compensation). The parent did not obtain a deduction for such charges on its income tax return..

Deferred income tax assets and liabilities as of December 31, 2011 and 2010 consist of the following:

	2011		2010
	Deferred Tax Asset	Deferred Tax Liability	Deferred Tax Asset	Deferred Tax Liability
Inventories	$7,049	$22	$5,772	$145
Receivables and other assets	1,903	6,937	5,501	7,901
Prepaid expenses	1,039	1,228	66	2,916
Tangible fixed assets	3,086	25,517	2,122	26,043
Other intangible assets	10,854	56,970	9,746	68,379
Goodwill	0	4,316	0	4,477
Shares in related companies	0	6,673	0	2,668
Provisions for pensions	26,670	0	22,097	0
Other liabilities	20,006	9,004	20,120	6,655
Tax loss and tax credit carryforwards	27,068		41,917
Valuation allowance on deferred tax assets	-11,822	0	-30,756	0
	$85,853	$110,667	$76,585	$119,184
Net deferred tax liabilities		$-24,814		$-42,599

 No deferred tax liabilities have been recognized for the undistributed earnings of certain foreign subsidiaries that arose in 2011 and prior years that we plan to reinvest indefinitely in the foreign jurisdictions. It is not practicable to estimate the amount of deferred tax liabilities that would need to be recognized if we determined to change our plan and repatriate these undistributed foreign earnings.

In assessing the recoverability of deferred tax assets, Elster Group’s management considers whether it is more likely than not that some portion or all of the deferred tax assets will not be realized. The ultimate realization of deferred tax assets depends on the generation of future taxable income during the periods in which those temporary differences become deductible. Based on the level of historical taxable income and projections for future taxable income over the periods in which the deferred tax assets are recoverable, management believes it is more likely than not that the Company will realize the benefits of these deductible differences, net of the existing valuation allowances at December 31, 2011. The amount of the deferred tax asset considered recoverable, however, could be reduced in the near term if the Company’s estimates of future taxable income during the carryforward period were reduced.

Based on the results of this assessment, valuation allowances were recorded against deferred taxes. These valuation allowances relate primarily to certain types of operating tax losses.

The amount and the expiration period of tax loss carryforwards are as follows as of December 31, 2011:

Expiration of tax loss carryforwards

Within one year	$5,469
Within two years	63
Within three years	6
Within four years	65
Within five years and later	13,239
Indefinite	42,597
Total tax loss carryforwards	$61,439

In addition to net operating loss carryforwards at federal corporate income tax level, there are German trade tax and foreign state and local income tax loss carryforwards of $39,690 as of December 31, 2011 available to the Company. The respective tax rates vary between 2.5% and 14.2%. Interest expense carryforwards of $16,472 do not expire and can be used indefinitely.

 Changes in valuation allowances comprise the following elements:

Valuation Allowances arising from	Temporary Differences	Tax Losses Carry- forward	Total

As of December 31, 2008	$2,105	$41,631	$43,736
Charged (credited) to income tax provision (benefit)	15	18,346	18,361
Reversals	-2,096	0	-2,096
Utilization / expiration of tax losses	0	-29,059	-29,059
Effect of foreign exchange fluctuation and tax rate changes	422	-387	35
As of December 31, 2009	$446	$30,531	$30,977
Charged (credited) to income tax provision (benefit)	828	3,307	4,135
Reversals	-701	0	-701
Utilization / expiration of tax losses	0	-1,736	-1,736
Effect of foreign exchange fluctuation and tax rate changes	9	-1,928	-1,919
As of December 31, 2010	$582	$30,174	$30,756
Charged (credited) to income tax provision (benefit)	2,072	649	2,721
Reversals	-1,772	-3,643	-5,415
Utilization / expiration of tax losses	0	-17,101	-17,101
Effect of foreign exchange fluctuation and tax rate changes	-48	909	861
As of December 31, 2011	$834	$10,988	$11,822

A reconciliation of the beginning and ending amount of gross unrecognized tax benefits including all German corporate and trade tax as well as foreign tax jurisdictions is as follows:

	2011	2010	2009
Balance at the beginning of the year	$47,663	$41,786	$23,184
Additions for tax positions taken in the current year	12,949	11,506	18,271
Reductions for tax positions taken in prior years
Settlement	-2,919	-1,325	-130
Lapse of statute of limitation	-3,408	-3,036	0
Payments made	-386	-570	0
Effects of exchange rate changes	-310	-698	461
Balance at the end of the year	$53,589	$47,663	$41,786

During the years ended December 31, 2011, 2010 and 2009, the Company recognized $181, $945, and $205, respectively, in interest and penalties related to unrecognized tax benefits. As of December 31, 2011 and 2010, total interest and penalties related to unrecognized tax benefits accrued were $1,757 and $2,271 respectively.

Included in the balance of unrecognized tax benefits at December 31, 2011, 2010 and 2009, were potential benefits of $16,957, $17,513 and $18,558 respectively, that if recognized, would affect the Company’s effective tax rate. The Company anticipates recognizing a range of $1,909 to $2,561 of the total amount of unrecognized tax benefits within the next twelve months as a result of expiration of statute of limitations and tax examinations expected to be finalized within the next twelve months in several countries.

Tax years that remain subject to examination in the Group’s major tax jurisdictions are:

Major tax jurisdictions	Years Subject to Examination
Germany	Subsequent to 2004
U.S. Federal	Subsequent to 2008

Earnings per share	12 Months Ended
Dec. 31, 2011
Earnings per share
8.	Earnings per share

The following table summarizes the information used to compute earnings per share:

	2011	2010	2009
Numerator - Basic and Dilutive
Income from continuing operations attributable to Elster Group SE	$102,473	$84,689	$48,888
Accretion of dividends on preferred shares	0	-19,210	-25,640
Income from continuing operations attributable to Elster Group SE - basic and dilutive	$102,473	$65,479	$23,248
Income (loss) from discontinued operations	-1,594	2,570	0
Net income attributable to ordinary shareholders - basic and diluted	$100,879	$68,049	$23,248

Denominator - Basic and Dilutive

Basic weighted average number of ordinary shares outstanding, adjusted for stock split	28,220,041	19,295,573	16,320,750

Effect of dilutive securities - unvested shares	0	4,204	0

Diluted weighted average number of ordinary shares outstanding, adjusted for stock split	28,220,041	19,299,777	16,320,750

Accounts receivable	12 Months Ended
Dec. 31, 2011
Accounts receivable
9.	Accounts receivable

Accounts receivable consist of the following as of December 31:

	2011	2010
Open customer contracts	$32,216	$21,453
Trade accounts receivables	259,947	266,496
Accounts receivable before the allowance for doubtful accounts	$292,163	$287,949
Less allowance for doubtful accounts	-8,033	-9,732
Accounts receivable	$284,130	$278,217

The change in the allowance for doubtful accounts is as follows:

	2011	2010	2009
Balance at the beginning of the year	$9,732	$7,337	$9,031
Additions	$1,533	$4,506	$3,707
Utilization	-2,933	-2,232	-5,732
Effects of exchange rate changes	-299	121	331
Balance at the end of the year	$8,033	$9,732	$7,337

Open customer contracts comprise the following:

	2011	2010
Aggregate costs incurred	$176,368	$163,493
Recognized profits	24,448	25,842
Recognized losses	-65	-424
Progress billings	-168,535	-167,458
Open customer contracts	$32,216	$21,453

Open customer contracts are open contracts accounted for using the percentage of completion as of December 31 in the table above. The majority of the open customer contracts are expected to be completed within the next twelve months.

Inventories	12 Months Ended
Dec. 31, 2011
Inventories
10.	Inventories

Inventories consist of the following as of December 31:

	2011	2010
Raw materials	$122,972	$130,456
Work in progress	18,566	17,509
Finished goods	43,082	37,307
Total gross inventories before inventory reserves	$184,620	$185,272
Reserves	-21,519	-30,723
Inventories	$163,101	$154,549

Property, plant and equipment	12 Months Ended
Dec. 31, 2011
Property, plant and equipment
11.	Property, plant and equipment

Property, plant and equipment, including assets under capital lease, consist of the following as of December 31:

2011	Cost	Accumulated Depreciation	Net
Land	$30,785	$347	$30,438
Buildings	58,576	21,397	37,179
Plant and machinery	200,011	110,584	89,427
Other equipment	39,360	17,519	21,841
Construction in process	17,692	0	17,692
Property, plant and equipment	$346,424	$149,847	$196,577

2010	Cost	Accumulated Depreciation	Net
Land	$31,584	$328	$31,256
Buildings	59,139	18,183	40,956
Plant and machinery	186,301	87,282	99,019
Other equipment	32,464	10,758	21,706
Construction in process	10,621	659	9,962
Property, plant and equipment	$320,109	$117,210	$202,899

Depreciation expense was $41,607, $40,292 and $42,051 in 2011, 2010 and 2009, respectively. This amount includes depreciation for assets under capital lease of $122, $193 and $344 in 2011, 2010 and 2009, respectively. Interest charges in the amount of $130, $274 and $738 were capitalized in connection with construction projects during the years 2011, 2010 and 2009, respectively.

Impairment losses of $2,330 and $941 were recognized in 2010 and 2009, respectively.

Elster Group leases machinery and equipment used in manufacturing under a number of capital lease agreements. Cost of the assets under capital lease at December 31, 2011 and 2010 was $986 and $1,319, respectively. Accumulated depreciation at December 31, 2011 and 2010 was $722 and $904 , respectively.

Real estate in Germany for an amount of $6,793 as of December 31, 2011 serves as collateral for the unfunded Altersteilzeit employee benefits (see note 13).

Goodwill and other intangible assets	12 Months Ended
Dec. 31, 2011
Goodwill and other intangible assets
12.	Goodwill and other intangible assets

Intangible assets consist of the following as of December 31:

2011	Cost	Accumulated Amortization	Net
Trade names and brands	$26,885	$8,791	$18,094
Customer related assets	213,896	118,016	95,880
Contract-based and other intangible assets	59,169	49,422	9,747
Technology-related intangible assets	143,723	92,002	51,721
Other intangible assets	$443,673	$268,231	$175,442
Goodwill	$919,060	$0	$919,060

2010	Cost	Accumulated Amortization	Net
Trade names and brands	$27,493	$8,817	$18,676
Customer related assets	217,608	99,356	118,252
Contract-based and other intangible assets	56,913	43,968	12,945
Technology-related intangible assets	146,973	80,440	66,533
Other intangible assets	$448,987	$232,581	$216,406
Goodwill	$936,950	$0	$936,950

Amortization expense was $42,186, $45,239 and $43,385 in 2011, 2010 and 2009, respectively.

The following presents the estimated amortization expense for intangible assets that are subject to scheduled amortization for each of the next five fiscal years:

2012	$37,440
2013	29,168
2014	24,778
2015	19,409
2016	15,375

The carrying amount of intangible assets with an indefinite useful life, i.e. certain trade names, is $16,079 and $16,363 at December 31, 2011 and 2010, respectively.

Elster Group recognized impairment losses in 2009 of $2,241 within cost of revenues for certain trade names and brands in the Gas and Water segments. The estimation of the fair value was based on discounted cash flows and involved significant unobservable inputs.

Goodwill has been allocated to the segments as follows:

	Gas	Electricity	Water	Consolidated
December 31, 2009	$595,366	$230,901	$155,304	$981,571
Additions	0	-695	0	-695
Foreign currency translation	-31,602	-12,324	0	-43,926
December 31, 2010	$563,764	$217,882	$155,304	$936,950
Foreign currency translation	-12,892	-4,998	0	-17,890
December 31, 2011	$550,872	$212,884	$155,304	$919,060

Pension and other long-term employee benefits	12 Months Ended
Dec. 31, 2011
Pension and other long-term employee benefits
13.	Pension and other long-term employee benefits

Elster Group provides postretirement benefits for most of its employees, either directly or by contributions to pension funds managed by third parties. The benefits provided vary according to legal regulations, tax requirements and economic conditions of the countries. Certain group subsidiaries provide benefits under defined benefit pension plans. These benefits are normally based on the employees’ remuneration and years of service. German pension benefit plans are unfunded. Funded defined benefit pension plans mainly exist in the US, the UK, Canada, Australia and Belgium. These funded plans involve contributions by Elster Group to a separate pension fund that invests in accordance with the respective investment guideline and local law.

The US based subsidiaries provide postretirement healthcare and life insurance benefits. The German subsidiaries participate in an early retirement program designed to create an incentive for employees, within a certain age group, to retire early (Altersteilzeit). The measurement date for the defined benefit plans was December 31.

For defined contribution plans, the subsidiaries make contributions to pension funds managed by third parties as required by law or collective bargaining agreements or voluntarily. Total costs recognized for defined contribution pension plans in the accompanying statements of operations in 2011, 2010 and 2009 were $32,021, $26,003 and $25,512 respectively.

The cost of employees’ benefits under defined benefit and defined contribution plans is allocated to the functional costs appropriate to the employees in the statements of operations.

German pension plan

The components of net periodic benefit costs for German benefit plans are as follows:

Net periodic benefit cost	Pension Benefits			Other Benefits
	2011	2010	2009	2011	2010	2009
Service cost	$1,151	$1,170	$1,106	$1,939	$1,366	$3,068
Interest cost	5,085	4,800	5,115	528	378	463
Gain on curtailments	0	0	-74	0	0	0
Amortization of net gain	-68	-122	-507	0	0	0
Net periodic benefit cost	$6,168	$5,848	$5,640	$2,467	$1,744	$3,531

Change in Benefit Obligation	Pension Benefits		Other Benefits
	2011	2010	2011	2010
Benefit obligation at beginning of year	$96,648	$102,111	$7,740	$9,151
Service cost	1,151	1,170	1,939	1,366
Interest cost	5,085	4,800	528	378
Actuarial loss	9,902	522	0	0
Benefits paid	-4,981	-4,621	-2,209	-2,488
Exchange rate changes	-3,842	-7,334	-264	-667
Benefit obligation at end of year	$103,963	$96,648	$7,734	$7,740
Unfunded status at end of year	$103,963	$96,648	$7,734	$7,740

Liability consists of:

	2011	2010	2011	2010
Current liabilities	$4,871	$4,913	$2,052	$2,455
Noncurrent liabilities	$99,092	$91,735	$5,682	$5,285

The total accumulated benefit obligation for German defined benefit pension plans was $ 99,528 and $ 94,072 as of December 31, 2011 and 2010, respectively.

The actuarial loss impacting the projected benefit obligation was primarily due to decreases in the discount rates.

Amounts recognized for German defined benefit plans in accumulated other comprehensive income (loss) consist of the following:

	2011	2010	2009
Actuarial gains, net in the accumulated other comprehensive income at the beginning of year	$10,443	$11,047	$17,667
Net actuarial loss reported in the period	-9,244	-482	-6,106
Amortization of actuarial gain, net	-68	-122	-507
Curtailment/Settlement	0	0	-7
Actuarial gains, net in the accumulated other comprehensive income at the end of year	$1,131	$10,443	$11,047

Actuarial gains of $21 included in accumulated other comprehensive income (loss) will be amortized into income in 2011.

The determination of discount rates for German and foreign plans is based on a yield curve constructed from a portfolio of high quality bonds rated AA or better, for which the timing and amount of cash outflows approximate the estimated payouts of the plan. Assumptions regarding future mortality are based on published statistics and mortality tables.

The weighted-average assumptions used to determine German benefit obligations as at December 31 are:

	Pension benefits		Other benefits
	2011	2010	2011	2010
Discount rate	4.5%	5.1%	4.3%	4.8%
Rate of compensation increase	2.8%	2.8%	-	-

The weighted-average assumptions used to determine German net periodic benefit cost for years 2011, 2010 and 2009 are:

	Pension Benefits			Other Benefits
	2011	2010	2009	2011	2010	2009
Discount rate	5.1%	5.3%	5.7%	4.8%	5.1%	4.9%
Rate of compensation increase	2.8%	2.8%	2.8%	-	-	-

The benefits expected to be paid for the German defined benefit plans over the next ten years are:

	Pension Benefits	Other Benefits

2012	$4,871	$2,052
2013	4,973	1,731
2014	5,241	1,479
2015	5,134	1,124
2016	5,461	1,003
Years 2017 - 2021	$28,586	$2,212

Foreign pension plans

The components of net periodic benefit costs for all foreign benefit plans are as follows:

Net periodic benefit cost	Pension Benefits			Other Benefits
	2011	2010	2009	2011		2010	2009
Service cost	$394	$407	$411		$567	$527	$418
Interest cost	3,858	3,852	4,091		1,188	1,460	1,642
Expected return on plan assets	-3,812	-3,412	-2,967		0	0	0
Amortization of prior service credit	0	0	0		-1,244	-1,174	-1,260
Loss (gain) on settlements or curtailments	156	0	106		0	-249	0
Amortization of net (gain) loss	201	67	105		-962	-557	-629
Net periodic benefit cost (credit)	$797	$914	$1,746	§	-451	$7	$171

Change in benefit obligation	Pension Benefits		Other Benefits
	2011	2010	2011	2010
Benefit obligation at beginning of year	$75,120	$72,267	$23,970	$28,377
Service cost	394	407	567	527
Interest cost	3,858	3,852	1,188	1,460
Plan participants´ contributions	69	94	0	0
Actuarial loss (gain)	8,242	3,041	445	-4,262
Curtailments/Settlements	-312	0	0	-73
Benefits paid	-4,382	-3,688	-1,964	-2,076
Transfers	-25	-147	0	0
Exchange rate changes	-299	-706	-56	17
Benefit obligation at end of year	$82,665	$75,120	$24,150	$23,970

Change in plan assets

	2011	2010	2011	2010
Fair value of plan assets at beginning of year	$52,502	$48,210	$0	$0
Actual return on plan assets	3,673	4,653	0	0
Transfers	-25	-110	0	0
Employer contributions	3,692	3,376	0	0
Plan participants´ contributions	69	94	0	0
Curtailments/Settlements	-312	0	0	0
Benefits paid	-4,049	-3,355	0	0
Exchange rate changes	-192	-366	0	0
Fair value of plan assets at end of year	$55,358	$52,502	$0	$0
Unfunded status at end of year	$27,307	$22,618	$24,150	$23,970

Liability consists of:

	2011	2010	2011	2010
Current liabilities	$4,692	$4,169	$1,909	$1,949
Noncurrent liabilities	$22,615	$18,449	$22,241	$22,021

The total accumulated benefit obligation for all foreign defined benefit pension plans was $81,456 and $74,043 as of December 31, 2011 and 2010, respectively.

Information for pension plans with an accumulated benefit obligation in excess of plan assets as of December 31:

	2011	2010
Projected benefit obligation	$82,227	$68,122
Accumulated benefit obligation	$81,016	$67,887
Fair value of plan assets	$54,919	$46,099

Amounts recognized for all foreign defined benefit plans in accumulated other comprehensive income consist of the following:

	2011	2010	2009
Actual gains, net accumulated in the other comprehensive income (loss) at the beginning of year	$6,689	$4,780	$4,509
Net actuarial gain (loss) reported in the period	-8,673	2,399	668
Amortization of actuarial gain, net	-761	-490	-524
Curtailment/Settlement	156	0	127
Actuarial losses (gains), net accumulated in the other comprehensive income (loss) at the end of year	$-2,589	$6,689	$4,780

Past service credits accumulated in the other comprehensive income (loss) at the beginning of year	$3,598	$4,940	$6,200
Amortization of past service credit	-1,244	-1,166	-1,260
Curtailment/Settlement	0	-176	0
Past service credit accumulated in the other comprehensive income (loss) at the end of year	$2,354	$3,598	$4,940

Net amount recognized in accumulated other comprehensive income (loss) at the end of year	$-235	$10,287	$9,720

For foreign defined benefit plans actuarial losses of $203 and past service credits of $1,205 included in accumulated other comprehensive income (loss) will be amortized into income in 2012.

The weighted-average assumptions used to determine foreign benefit obligations as at December 31 are:

	Pension Benefits		Other Benefits
	2011	2010	2011	2010
Discount rate	4.5%	5.2%	4.4%	5.2%
Rate of compensation increase	3.5%	3.4%	-	-

The weighted-average assumptions used to determine foreign net periodic benefit cost for years 2011, 2010 and 2009 are:

	Pension Benefits			Other Benefits
	2011	2010	2009	2011	2010	2009
Discount rate	5.2%	5.6%	6.4%	5.2%	5.3%	6.5%
Expected return on plan assets	7.3%	7.1%	7.6%	-	-	-
Rate of compensation increase	3.4%	3.3%	3.4%	-	-	-

Assumed health care cost trend rates at December 31 are:

	Other Benefits
	2011	2010	2009
Health care cost trend rate assumed for next year	9.0%	9.0%	6.9%
Rate to which the cost trend rate is assumed to decline (the ultimate trend rate)	5.0%	5.0%	5.0%
Year that the rate reaches the ultimate trend rate	2014	2014	2012

The table below shows the impact of a one percent point change in the assumed rate of health care cost:

	1% increase	1% decrease
Effect on total of service and interest cost	$81	$-74
Effect on postretirement benefit obligation	$-1,266	$1,171

The fair value of Elster Group pension plan assets as of December 31, 2011 and 2010 is measured as follows:

		Quoted Prices in Active Markets for Identical Assets	Significant Other Observable	Significant Unobservable Inputs
2011	Total	(Level 1)	(Level 2)	(Level 3)
Investment funds	$53,145	$15,247	$37,898	$0
Insurance contracts	2,213	0	2,213	0
Total assets	$55,358	$15,247	$40,111	$0

2010	Total	(Level 1)	(Level 2)	(Level 3)
Investment funds	$50,112	$17,950	$32,031	$131
Insurance contracts	2,390	0	2,390	0
Total assets	$52,502	$17,950	$34,421	$131

Elster Group pension plan assets consist of investments funds and guaranteed insurance contracts managed by local trustees and fund managers in several foreign countries. Consistent with their investment strategy and local laws and regulations, the investment funds and insurance carriers invest in a diversified portfolio of equity securities (2011: 57%; 2010: 60%), fixed income securities (2011: 36%, 2010: 35%), real estate (2011: 1%, 2010: 0%) and other assets (2011: 6%, 2010: 5%).

The fair value of the investment funds classified as level 1 are based on quoted prices in active markets. The fair value of the investment funds classified as level 2 are based on the quoted prices in active markets of the underlying net assets of the investment fund. The insurance contracts have a guaranteed return on the accrued balances and future premiums plus a participation right in higher returns generated by the investments made. The fair values have been obtained from the insurance carriers.

On average, the expected rate of return is 9.0% on equity securities and 4.8% on fixed income instruments. The respective rates of return take into account country-specific conditions and are based, among other things, on interest and dividend income expected over the long term, as well as increases in the value of the portfolio after deduction of directly allocable taxes and expenses.

Elster expects to pay $3,570 in contributions to defined benefit plans in 2012. The benefits expected to be paid over the next ten years are:

	Pension Benefits	Other Benefits

2012	$4,692	$1,909
2013	4,314	1,848
2014	4,329	1,803
2015	4,702	1,767
2016	4,528	1,681
Years 2017-2021	$24,857	$8,075

Debt	12 Months Ended
Dec. 31, 2011
Debt
14.	Debt

	Carrying Amount as of December 31		Annual effective Interest Rate (%)			Principal in Currency of Debt upon Issuance	Maturity
	2011	2010	2011	2010	2009
Senior Notes	$323,474		6.25			250,000 EUR	Apr. 15, 2018
Revolving credit facility:
Euro-denominated	58,225		3.31				Apr. 8, 2016
USD-denominated	128,100		2.22				Apr. 8, 2016
GBP-denominated	52,667		2.66				Apr. 8, 2016
Total Revolving credit facility	$238,992
Other bank loans	17,152	$89,181	Various	Various	Various		Various
Capital leases	108	388
Senior facility agreement:
Tranch B Euro-denominated		260,254	3.75	3.03	2.80	227,190 EUR	Terminated
Tranch B USD-denominated		115,137	3.03	2.30	2.29	137,076 USD	Terminated
Tranch C Euro-denominated		260,330	4.25	3.53	3.30	227,190 EUR	Terminated
Tranch C USD-denominated		115,167	3.53	2.80	2.79	137,076 USD	Terminated
Total Senior facility agreement		750,888

Total debt	$579,726	$840,457
Thereof:
Noncurrent debt	$573,633	$822,447
Current debt	$6,093	$18,010

The following table presents the maturity of principal payments for debt (other than capital leases):

Debt Principal Payments
2012	$6,055
2013	11,097
2014	0
2015	0
2016	238,992
Years 2017 -2018	323,474
$579,618

In the second quarter of 2011 Elster Group refinanced all of the outstanding indebtedness under its old senior facilities agreement (“SFA”) which resulted in the principal repayment of $866,627 and the termination of the SFA. The funds used to repay the SFA consisted of $109,380 in available cash, $359,131 of funds from the issuance of €250 million senior notes due in April 2018 (“Senior Notes”), and $398,117 of funds drawn from a new multicurrency revolving credit and bank guarantee facilities agreement (“RCF”). The refinancing resulted in a $13,438 write-off of unamortized deferred financing fees associated with the SFA that is presented as loss on extinguishment of debt in the consolidated statement of operations.

The Senior Notes have a coupon rate of 6.25% and interest is paid semi-annually. Elster Group capitalized deferred financing fees of $8,011 for the Senior Notes issuance that will be amortized into interest expense over the seven year term.

The RCF includes a syndicate of 13 banks and consists of a €450 million multicurrency revolving credit facility and a €140 million multicurrency revolving letter of guarantee facility, each maturing in April 2016. Loans granted under the RCF bear interest at a variable rate (Euribor or Libor) plus an applicable margin. Elster Group capitalized deferred financing fees of $12,580 for the origination of the RCF that will be amortized into interest expense over the five year term. At December 31, 2011 there was $342,631 available capacity under the RCF credit facility.

The RCF and Senior Notes include certain affirmative and negative covenants including the incurrence of additional indebtedness, the maintenance of a maximum leverage ratio, and a minimum interest coverage ratio. Elster Group is in compliance with all debt covenants as of December 31, 2011.

In 2010 Elster Group recognized $2,378 of incremental financing fees because of the repayments of the SFA in connection with the initial public offering (See note 15- Equity and shareholder loan for more information on the initial public offering). The 2011 write-off of financing fees associated with the refinancing were presented as a separate line item in the statement of operations as loss on extinguishment of debt, this comparative amount in 2010 has been reclassified accordingly.

Equity and shareholder loan	12 Months Ended
Dec. 31, 2011
Equity and shareholder loan
15.	Equity and shareholder loan

Initial Public Offering

On October 5, 2010 Elster Group SE completed an initial public offering of 18,630,000 American Depositary Shares (“ADSs”) at an offering price of $13.00 per ADS, each ADS representing one-fourth of an ordinary share of Elster Group SE. A total of 4,657,500 ordinary shares were sold, of which 3,365,385 ordinary shares were issued by the Company and 1,292,115 ordinary shares were sold by Rembrandt and Management KG.

The Company received proceeds of approximately $153,254 from the initial public offering, after deducting offering costs of $21,746 borne by the Company.  The Company primarily used the proceeds to repay $143,915 of debt incurred under the SFA and the shareholder loan due to Management KG of $6,752, including accreted interest.

In connection with the initial public offering, the Company and Rembrandt replaced the preferred shares held by Rembrandt with ordinary shares. As of October 1, 2010, the Company issued 8,533,906 ordinary shares to Rembrandt in exchange for all preferred shares. The aggregate value of the ordinary shares issued to Rembrandt to replace the preferred shares equaled the nominal value of all preferred shares plus accreted unpaid preferred dividends of €326,033 divided by the initial public offering price per ordinary share of $52.00 (€38.20) which is four times the price per American depository share on the date of the initial public offering.

Other

In 2010, Elster Group sold a 25.1% noncontrolling interest in a South African subsidiary for $2,034 in cash while retaining its controlling financial interest in that subsidiary. The transaction is accounted for as an equity transaction. As a result of the transaction, accumulated foreign currency translation losses of $1,631 were allocated to the noncontrolling interest.

Share-based compensation	12 Months Ended
Dec. 31, 2011
Share-based compensation
16.	Share-based compensation

Long-Term Incentive Plan

Elster Group has a Long-Term Incentive Plan (“LTIP”) to provide long-term performance compensation to key employees and Managing Directors. Elster Group may grant awards up to 7,405,000 ADSs (1,851,250 ordinary shares) through September 29, 2020.

An initial grant was made to participants in connection with the initial public offering in 2010 for 674,440 non-vested ADS awards (168,610 non-vested ordinary shares). One half of the non-vested ADS awards are subjected to a service period and a market condition involving stock price return compared to a peer group and generally vest after four years and depending on the results of the market condition (“target stock price return” or TSR awards).The other half of the awards are subject to a service period and performance conditions involving earnings per share targets based on staggered performance periods from two to four years and generally vest after four years depending on the results of the performance conditions (“EPS awards”). The awards are nontransferable during the vesting period and the participants are not entitled to the rights of an outstanding share, including dividend rights. There are no post-vesting restrictions on shares granted to participants. Except in limited circumstances such as retirement or redundancy, awards will lapse without vesting if an employee leaves our company during the vesting period. There were no awards granted in 2011.

The grant date fair value for the 2010 EPS award was $14.15 which was determined based on the closing price of Elster’s ADS on the grant date. The company is required evaluate the probability of achievement of the EPS performance conditions throughout the life of the award with adjustments recorded in earnings.

The TSR awards are considered to have a market condition for accounting purposes and the company is required to estimate the results of the market condition in the grant date fair value of the award. We used a Monte Carlo model to estimate the 2010 grant date fair value of $8.77 which was approximately 62% of the quoted price of Elster’s ADS. For these awards, the company is required to record the related compensation expense in the financial statements over the life of the awards regardless if the market condition is achieved as long as the service period is met by the participant.

The assumptions used in the Monte Carlo model to estimate the 2010 grant date fair value for the TSR awards are as follows:

2010
Grant date fair value of unvested ADS	$8.77
Assumptions used to determine fair value
Dividend yield	0%
Risk-free rate of return	0.94%
Expected life of awards (years)	4
Expected volatility	40%

Dividend yield considers the historical dividend yield paid by the company and expected dividend yield over the life of the awards. The risk-free rate is based on the U.S. Treasury yield curve in effect at the time of grant. The expected life of the award is based on the vesting period for non-vested ADS awards. Expected volatility is a proxy volatility calculated based on the average of the 4 year volatility of our peers’ historical share price volatility since the company’s shares do not have an established history of trading.

A summary of the status of the company’s non-vested ADS awards as of December 31, 2011, and changes during the year ended December 31, 2011, is presented below:

		Grant Date Fair Value
ADSs in thousands (represent one-fourth of an ordinary Share)	Number of ADSs	Weighted Average	Range of Prices
Unvested ADSs at January 1, 2011	628	$12	$9-14
ADSs granted	0
ADSs vested	0
ADSs forfeited	-26	$12	$9-14
Non-vested ADSs at December 31, 2011	602	$12	$9-14

Elster Group intends to settle vested awards by issuing ordinary shares to participants.

Management Equity Program

Rembrandt Holdings SA, Luxembourg, the immediate parent and controlling shareholder (“Rembrandt”), sponsored a Management Equity Program (“MEP”) through Nachtwache Metering Management Vermögensverwaltungs GmbH&Co. KG (“Management KG”), an entity which was controlled by Rembrandt. The MEP granted certain members of senior management of Elster Group share-based payments. The obligation of the parent related to the MEP arrangement was accounted for as a cash-settled plan and remeasured through September 30, 2010, the date of listing in connection with the initial public offering. In connection with the initial public offering, previously unvested awards under the MEP became vested and all grantees were entitled to benefits from the sale of Elster shares rather than a formula value. Accordingly, the date of the offering was the final measurement date for the MEP, aggregate compensation expense was determined based on the fair value of $52 per ordinary share which was derived from the offering price of four American depositary shares representing one ordinary share. Elster Group recognized compensation expenses for the MEP and a corresponding contribution by the parent in additional paid-in capital within equity because Elster Group did not make or fund any payments under the MEP. Neither Elster Group nor Rembrandt obtained a tax benefit from payments made to Elster Group’s executives under the terms of the MEP.

Summary of Total Share Based Payment Compensation Cost Recognized in General and Administrative Expenses

A summary of the total compensation cost for all share based payment awards recognized in general and administrative expense and additional paid-in capital by year is presented below:

	2011	2010	2009
LTIP compensation cost	$415	$399	$0
MEP compensation cost (credit)	0	-13,613	-33,250
Total compensation cost (credit)	$415	$-13,214	$-33,250

At December 31, 2011, the company estimates a total of $1,789 in unrecognized compensation cost that is expected to be recognized over a period of 2.8 years.

Derivative financial instruments	12 Months Ended
Dec. 31, 2011
Derivative financial instruments
17.	Derivative financial instruments

Certain of Elster Group’s subsidiaries are exposed to changes in foreign currency exchange rates in connection with future payments or balances denominated in foreign currencies. The Company has set forth in a treasury guideline that all of its operations are to use foreign currency forward contracts to manage their currency exposures under the supervision of Elster Group’s treasury department. It is the Company’s policy to enter into forward contracts only to hedge currency risks arising from underlying business transactions. The contracts are either designated as a cash-flow hedging instrument or are not designated. The main currencies in which Elster Group is engaged are USD, GBP and EUR. Depending on the nominal amount of the underlying transactions, foreign currency transactions denominated in other currencies may also be managed through Elster Group treasury.

The notional amount of foreign currency forward contracts not designated for hedge accounting was $27,180 and $34,457 as of December 31, 2011 and 2010. The change in fair value for these contracts is recognized in operating income and amounted to a loss of $526 in 2011 and a gain of $748 and $399 in 2010 and 2009, respectively.

The notional amount of foreign currency forward contracts designated for cash flow hedge accounting was $1,732 and $10,250 as of December 31, 2011 and 2010. During the year ended December 31, 2011 we reclassified a loss of $475 from other comprehensive to income due to hedged items affecting income. For the year ended December 31, 2011 we recognized a gain of $92 and for the year ended December 31, 2010 we recognized a loss of $-585 in other comprehensive income for the change in fair value of foreign currency forward contracts designated for cash flow hedge accounting.

Elster Group subsidiaries, mainly in the Euro zone and in the United States of America, are also exposed to interest rate risks. Elster Group recognizes on its balance sheet a number of interest rate swap agreements that are not designated as hedging instruments. The changes in fair value are recognized within interest expenses (see Note 6). The aggregated notional amount of the interest rate swaps was $488,774 and $672,754 as of December 31, 2011 and 2010. The change in fair value of all interest rate swaps amounted to a decrease in the liability of $10,070 during 2011 and an increase in the liability of $5,016 during 2010.

In 2011 Elster Group entered into cross currency interest swap agreements as an economic hedge of an inter-company loan agreement denominated in a currency other than the lending subsidiary’s functional currency. The lending subsidiary pays variable and receives fixed interest, the swaps were not designated for hedge-accounting. As such, we recorded the total change in the fair value of the swaps in income.

Embedded derivatives relate to contracts to purchase or sell non-financial assets in a foreign currency other than the currency in which the price of such assets is routinely denominated in international commerce.

The Company is also exposed to the risk that counterparties to derivative contracts will fail to meet their contractual obligations. The Company seeks to minimize this risk by entering into arrangements with counterparties with high credit ratings.

Fair value measurements	12 Months Ended
Dec. 31, 2011
Fair value measurements
18.	Fair value measurements

Fair value measurements are categorized according to a three-tier hierarchy, which prioritizes the inputs used in estimating fair values:

(i)  Level 1 is defined as observable input, such as quoted prices in active markets;

(ii)  Level 2 is defined as inputs other than quoted prices in active markets, that are directly or indirectly observable; and

(iii)  Level 3 is defined as unobservable inputs for which little or no market data exists, and therefore, requires an entity to develop its own assumptions.

The following table discloses the applicable hierarchy of estimates for the Company’s derivative instruments, which are the only financial instruments measured at fair value on a recurring basis:

	Fair Value as of December 31,	Fair Value Measurements using Fair Value Hierarchy
	2011	Level 1	Level 2	Level 3
Assets
Foreign currency forward contracts	$501		$501
Embedded derivatives	$654		$654

Liabilities
Foreign currency forward contracts	$1,379		$1,379
Foreign currency forward contracts used in a cash flow hedge relationship	$26		$26
Interest rate swaps	$2,796		$2,796
Embedded derivatives	$492		$492

	Fair Value as of December 31,	Fair Value Measurements using Fair Value Hierarchy
	2010	Level 1	Level 2	Level 3
Assets
Foreign currency forward contracts	$247		$247
Embedded derivatives	$334		$334

Liabilities
Foreign currency forward contracts	$124		$124
Foreign currency forward contracts used in a cash flow hedge relationship	$608		$608
Interest rate swaps	$12,466		$12,466
Embedded derivatives	$533		$533

The fair value of interest rate swaps is calculated by discounting the future cash flows on the basis of the market interest rates applicable for the remaining term of the contract as of the balance sheet date. To determine the fair value of foreign currency forward contracts and embedded derivates as well, the forward rate is compared to the current forward rate for the remaining term of the contract as of the balance sheet date. The result is then discounted on the basis of the market interest rate prevailing at the balance sheet date for the respective currency.

The following table presents the carrying amounts and fair values of Elster Group’s financial instruments:

	2011		2010
	Carrying Amount	Fair Value	Carrying Amount	Fair Value
Cash and cash equivalents	$83,952	$83,952	$216,294	$216,294
Financial assets recognized at cost
Accounts receivable (without open customer contracts)	251,914	251,914	256,765	256,765
Other assets	6,909	6,909	18,382	18,382
Financial assets at fair value
Derivatives recognized at fair value through income	1,155	1,155	581	581
Financial liabilities recognized at amortized cost
Accounts payable	203,115	203,115	204,343	204,343
Senior Notes	323,474	313,582	0	0
All other debt	256,144	256,143	840,068	840,068
Other current and non current liabilities	43,330	43,330	40,066	40,066
Financial liabilities at fair value
Derivatives recognized at fair value through income	4,667	4,667	13,123	13,123
Derivatives designated as hedging instrument	26	26	608	608

The majority of financial assets have short maturities and therefore the fair value does not significantly differ from the carrying amount.

The fair value of the Senior Notes is based on a quoted price. The other debt has variable interest rates and therefore the fair value does not significantly differ from the carrying amount.

Commitments and contingencies	12 Months Ended
Dec. 31, 2011
Commitments and contingencies
19.	Commitments and contingencies

Operating lease commitments

Elster Group has operating leases for buildings, vehicles, machinery and office equipment. These leases do not have renewal options at the end of the lease term.

Future minimum lease payments under non-cancellable operating leases at December 31, 2011 are:

2012	$5,205
2013	4,505
2014	3,597
2015	2,183
2016	1,411
More than five years	$1,638

Expenses arising from operating leases were $7,632, $6,067 and $4,941 in 2011, 2010 and 2009, respectively. The minimum lease payments for operating lease agreements during 2011, 2010 and 2009 were $1,840, $1,041, $827, contingent lease payments were $3,420, $2,876 and $3,844 in 2011, 2010 and 2009.

Legal claims

Various legal actions, including lawsuits for product liabilities or patent infringement, are pending or may be instituted or asserted against Elster Group’s subsidiaries. Legal disputes are subject to many uncertainties. Elster Group has recorded a liability for disputes in which we determine that a loss is probable and the amount can be reasonably estimated, this amount is not material to our financial statements as of December 31, 2011. Additionally, legal contingencies that are not probable but are reasonably possible are not material to our financial statements as of December 31, 2011.

Other commitments

Elster Group had outstanding letters of credit and surety bonds of $149,107 at December 31, 2011, including $54,172 guarantees outstanding under the RCF guarantee facility and $94,935 guarantees and surety bonds outstanding under other agreements.

Related party disclosures	12 Months Ended
Dec. 31, 2011
Related party disclosures
20.	Related party disclosures

Elster Group has business relationships with subsidiaries outside the scope of consolidation and other associates that are deemed related parties.

Elster Group generated revenues with related parties of $30,659 in 2011, $24,970 in 2010 and $26,681 in 2009 as follows:

	2011	2010	2009

Revenues from equity method investments	$25,725	$19,955	$21,226
Revenues from unconsolidated subsidiaries	4,934	5,015	5,455
	$30,659	$24,970	$26,681

As of December 31, 2011 and 2010, the Company had receivables due from related parties of $5,900 and $14,197 and payables due to related parties of $3,619 and $4,794.

In 2007 Elster Group entered into agreements with the Chairman of the Administrative Board and Minit Operational Board Ltd. (Minit), a company the Chairman controls, to lease office space in London and provide various office services. These agreements were terminated in the second quarter of 2010. Expenses incurred for the agreements were $133 in 2010 and $1,081 in 2009.

In 2006, Elster entered into a loan agreement with Rembrandt, to fund the legal and administrative expenses Rembrandt incurs as a holding company. The loan was repaid in the fourth quarter of 2010.

Segment reporting	12 Months Ended
Dec. 31, 2011
Segment reporting
21.	Segment reporting

Elster Group’s operating businesses are organized and managed separately according to the nature of the products and services provided. Each business offers products for different applications and markets and provides separate financial information that is evaluated regularly by the Chairman of the Board, the Chief Executive Officer and the Chief Financial Officer of Elster Group, collectively, the chief operating decision maker.

Decisions by the chief operating decision maker on how to allocate resources and assess performance are based on a reported measure of segment profit. The segment profit, used for purposes of such decisions, does not include depreciation and amortization, interest and income taxes and certain adjustments identified by management. Prior to the second quarter of 2011, the adjustments identified by management were derived from the definition of Adjusted EBITDA in the SFA. In connection with the refinancing that occurred in the second quarter, the SFA was terminated (see Note 14- Debt). The level of indebtedness of the company is significantly lower than in prior years as a result of the initial public offering in 2010 and the refinancing. Management reconsidered the transactions that warrant adjustments to determine segment profit in periods subsequent to the refinancing and will restrict the adjustments to significant non-recurring items including employee termination and exit costs. As a result of this change to our segment profit, items such as foreign currency exchange effects, strategy development costs, IT project cost, etc. will no longer be subject to adjustment after the first quarter of 2011.

Elster Group has identified the following reportable segments of its continuing operations:

·	Gas

·	Electricity

·	Water

The Gas business provides products and solutions for gas metering, gas utilization and distribution. It develops, designs, manufactures and sells meters and metering solutions for residential and industrial use. These uses are mainly distinguished by the level of gas pressure and the volume to be measured. Residential gas metering products are primarily diaphragm meters and industrial meters are primarily rotary, turbine, and ultrasonic meters. All products may be combined with high-end communication solutions and gas evaluation devices. Gas utilization products include process heating equipment and heat-control systems, gas distribution products consist of valves, risers and other gas infrastructure products. The Gas North America and Gas International operating segments are aggregated into a reportable Gas segment due to their similar economic characteristics, the similar nature of the products and production processes, the customers who buy the products and how the Company distributes the products to these customers.

The Electricity business provides electronic single-phase and polyphase meters for residential and commercial and industrial applications, and are more frequently bundled with high-end communication solutions and evaluation capabilities. The Electricity North America and Electricity International operating segments are aggregated into a reportable Electricity segment due to their similar economic characteristics, the similar nature of the products and services as well as the production processes, the customers who buy the products and how the Company distributes the products to these customers and the similar regulatory environment for electricity meters.

The Water segment provides brass and polymer based mechanical and electronic meters for residential and commercial and industrial applications, including single-jet and multi-jet flow meters or volumetric meters. For higher pressures and volumes turbine meters are used. Water meters may also be marketed in combination with high-end communication and evaluation devices.

Segment operations include transactions between segments which are treated similar to transactions to third parties. Those transactions are eliminated in the reconciliation to Elster Group consolidated balances.

Segment information

The following table presents revenue and operating results and certain balance sheet information regarding Elster Group’s reporting segments for the years 2011, 2010 and 2009. While not included in the measure of segment profit reviewed by the chief operating decision maker for purposes of allocation of resources and performance assessment, information about depreciation and amortization is regularly provided. Segment working capital comprises those balance sheet positions which represent the operating activities of the segment.

Corporate includes activities which are not allocated to any of the operating segments, as well as the effects from consolidation.

	Gas			Electricity			Water
	2011	2010	2009	2011	2010	2009	2011	2010	2009
Total revenues	$1,079,944	$943,752	$899,792	$451,784	$451,499	$453,089	$369,029	$383,928	$355,870
thereof to external customers	1,078,960	941,426	898,071	430,427	437,713	445,050	359,588	380,200	352,001
thereof to other segments	984	2,326	1,721	21,357	13,786	8,039	9,441	3,728	3,869

Segment profit	$256,351	$230,228	$203,958	$48,227	$55,935	$60,424	$18,609	$35,439	$30,418
Depreciation and amortization	-45,503	-45,638	-48,908	-23,652	-25,141	-23,286	-11,795	-11,803	-11,673

Segment working capital	$118,669	$121,384	$110,928	$61,605	$49,170	$76,415	$52,816	$61,397	$48,016
Capital expenditure	$31,702	$17,959	$14,991	$7,573	$10,211	$9,125	$8,788	$8,927	$7,523
Total assets	$2,482,185	$2,365,594	$2,320,246	$525,206	$502,092	$542,980	$495,571	$453,235	$408,978

	Total Segments			Corporate and Elimination			Consolidated Totals
	2011	2010	2009	2011	2010	2009	2011	2010	2009
Total revenues	$1,900,757	$1,779,179	$1,708,751	$-31,782	$-19,840	$-13,629	$1,868,975	$1,759,339	$1,695,122
thereof to external customers	1,868,975	1,759,339	1,695,122	0	0	0	1,868,975	1,759,339	1,695,122
thereof to other segments	31,782	19,840	13,629	-31,782	-19,840	-13,629	0	0	0

Segment profit	$323,187	$321,602	$294,800	$-43,161	$-36,594	$-30,750	$280,026	$285,008	$264,050
Management adjustments prior to the second quarter 2011:
Foreign currency exchange effects							1,518	2,933	14,412
Business process reengineering and reorganisation costs							-835	-5,937	-16,818
IT project costs							-344	-1,884	-8,602
Strategy development costs							0	-326	-3,644
Management equity program							0	13,613	33,250
Expenses for preparation to become a public company[1]							0	-12,663	-22,949
Gain from sale of real estate							0	0	2,506
Effects of termination of distributor							0	-9,773	0
Other							0	-270	-316
Continuing management adjustments after the second quarter 2011:
Employee termination and exit costs[2]							-2,071	-6,217	-25,363
Impairment of intangible assets							0	0	-2,241
Business combination cost							0	0	-1,733
Depreciation and amortization	-80,950	-82,582	-83,867	-2,843	-2,949	-1,568	-83,793	-85,531	-85,435
Interest expense, net							-40,595	-57,705	-55,424
Loss on extinguishment of debt							-13,438	-2,378	0
Income tax expense							-33,493	-29,402	-39,349
Income from continuing operations							$106,975	$89,468	$52,344

[1] The reconciling line item in the table above Expenses for preparation to become a public company includes bonuses granted in connection with the initial public offering (see Note 1 and 15) of $5.9 million to approximately 70 employees. This amount was recognized as compensation expense in 2010.

[2] In 2011, the reconciling line item in the table above Employee termination and exit costs includes $1,136 for early retirement pension costs related to a prior restructuring program in Germany. These costs are included in the pension footnote.

	Total Segments			Corporate and Elimination			Consolidated Totals
	2011	2010	2009	2011	2010	2009	2011	2010	2009
Segment working capital	$233,090	$231,951	$235,359	$-7,481	$-12,149	$-5,967	$225,609	$219,802	$229,392
Accounts receivable/payable with associates							-2,184	-3,925	-42,949
Advanced payments received less paid							20,691	12,546	31,365
Current assets (other than accounts receivable and inventories)							166,026	334,999	202,964
Accounts payable							203,115	204,343	195,635
Noncurrent assets							1,358,092	1,396,492	1,525,035
Total assets	$3,502,962	$3,320,921	$3,272,204	$-1,531,613	$-1,156,664	$-1,130,762	$1,971,349	$2,164,257	$2,141,442

Capital expenditure	$48,063	$37,097	$31,639	$264	$5,294	$-1,147	$48,327	$42,391	$30,492

Geographical information

The following table presents the continuing operations’ revenue and property, plant and equipment for the years 2011, 2010 and 2009.

	North America incl. Mexico			Europe			All Other Countries			Consolidated Totals
	2011	2010	2009	2011	2010	2009	2011	2010	2009	2011	2010	2009
Total revenues	$552,108	$569,911	$559,218	$921,923	$789,445	$766,540	$394,944	$399,983	$369,364	$1,868,975	$1,759,339	$1,695,122
thereof United States	464,449	467,121	448,043	0	0	0	0	0	0	464,449	467,121	448,043
thereof Germany	0	0	0	294,100	238,998	256,038	0	0	0	294,100	238,998	256,038
Property, plant and equipment	$55,146	$58,432	$63,562	$128,921	$128,005	$154,320	$12,510	$16,462	$16,361	$196,577	$202,899	$234,243
thereof United States	55,010	58,284	63,363	0	0	0	0	0	0	55,010	58,284	63,363
thereof Germany	0	0	0	67,285	64,952	81,519	0	0	0	67,285	64,952	81,519

Sales to external customers disclosed according to geography are based on the location of the customer (destination). Disclosure of property, plant and equipment is based on the location of the asset.